                                                                    Exhibit 10.3


                                             AMENDMENT dated as of April 17,
                                    2002 to the Credit Agreement dated as of August 4, 1999, as amended and restated as of April 3, 2000, as amended (the "Credit Agreement"), among ON SEMICONDUCTOR CORPORATION (formerly known as SCG HOLDING CORPORATION, "Holdings"), SEMICONDUCTOR
                                    COMPONENTS INDUSTRIES, LLC (the "Borrower"), the LENDERS party thereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN
                                    BANK), as administrative agent, collateral agent and syndication agent, and CREDIT LYONNAIS NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON and LEHMAN COMMERCIAL PAPER INC., as co-documentation agents.

                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  C. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to Section 1.01 (Defined Terms). Section
1.01 of the Credit Agreement is hereby amended as follows:

                  (a) by substituting the text "directors so nominated; (f) the occurrence of a "Change of Control", as defined in the Subordinated Debt Documents; or (g) the occurrence of a "Change of Control" as defined in the Second Lien Documents" for the text "directors so nominated; or (f) the occurrence of a "Change of Control", as defined in the Subordinated Debt Documents" at the end of the definition of the term "Change in Control".

                  (b) by substituting the text "Subrogation and Contribution Agreement, the Security Documents and the Intercreditor Agreement" for the text "Subrogation and Contribution Agreement and the Security Documents" in the definition of the term "Loan Documents".

                  (c) to add each of the following defined terms in the appropriate alphabetical order:

                  "Financial Report" means a report containing the financial information set forth on Schedule 5.01, which report shall be certified by a Financial Officer.

                  "Intercreditor Agreement" means the intercreditor agreement entered into among Holdings, the Borrower, the Administrative Agent and the trustee under the Second Lien Note Indenture (or any other trustee or agent to which Liens are granted under the Second Lien Security Documents), providing for
(a) the priority of the Liens granted pursuant to the Security Documents over the Liens granted pursuant to the Second Lien Security Documents and (b) restrictions on the exercise of remedies under the Second Lien Security Documents.

                  "Restructuring Liquidation Sales" means sales of plant, property and equipment for cash consideration as part of restructuring activities in which Holdings, the Borrower or any Subsidiary is, as of April 17, 2002, currently engaged in or committed to engage in, which activities were disclosed to the Administrative Agent prior to April 17, 2002.

                  "Second Lien Documents" means the Second Lien Note Indenture, the Intercreditor Agreement, the Second Lien Security Documents and all other instruments, agreements and other documents evidencing or governing the Second Lien Notes or providing for any Guarantee or other right in respect thereof.

                  "Second Lien Note Indenture" means the indenture pursuant to which the Second Lien Notes are issued.

                  "Second Lien Notes" means the senior secured second lien notes to be co-issued by the Borrower and Holdings pursuant to the Second Lien Note Indenture in an initial principal amount not less than $250,000,000 and an aggregate principal amount of not more than $500,000,000.

                  "Second Lien Security Documents" means any and all security agreements, pledge agreements, mortgages and other agreements and documents pursuant to which any Liens are granted to secure any Indebtedness or other obligations in respect of the Second Lien Notes.

                  SECTION 2. Amendment to Section 2.10 (Amortization of Term Loans). Section 2.10(f) of the Credit Agreement is hereby amended by the deleting the first sentence thereof in its entirety and substituting the following therefor:

                                    (f) Any prepayment of a Term Borrowing of
                           any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowing of such Class to be made pursuant to this Section ratably, provided that any prepayment made pursuant to Sections 2.11(c)(i) and 2.11(c)(ii) shall be applied to reduce the scheduled repayments of the Term Borrowings of such Class to be made pursuant to this
                           Section in reverse chronological order.

                  SECTION 3. Amendment to Section 2.11 (Prepayment of Loans).
Section 2.11(c) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                                    (iii) In the event and on each occasion that
                           any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Subsidiary in respect of (A) the issuance of the Second Lien Notes, (B) any payment by the China JV of any Indebtedness owing to Holdings, the Borrower or any Subsidiary from the Net Proceeds to the China JV of any Indebtedness incurred by the China JV as contemplated by clause (xiv)(1) of
                           Section 6.01(a) or (C) any Indebtedness incurred by the Borrower as contemplated by clause (xiv)(2) of
                           Section 6.01(a), then, in each such case, the Borrower shall, on the date of receipt of such Net Proceeds (in the case of any such Net Proceeds in respect of the issuance of the Second Lien Notes or the incurrence by the Borrower of Indebtedness referred to in the foregoing clause (C)) or within 10 Business Days after such Net Proceeds are received (in the case of any such Net Proceeds in respect of Indebtedness of the China JV), prepay Term Borrowings in an aggregate amount equal to such Net Proceeds.

                  SECTION 4. Amendment to Article III (Representations and Warranties). Article III of the Credit Agreement is hereby amended by adding the following at the end thereof:

                                    SECTION 3.19. Senior Secured Obligations .
                           All the Obligations constitute "Credit Agreement Obligations" under and as defined in the Second Lien
                           Note Indenture. The Liens granted pursuant to the Security Documents are prior to the Liens granted pursuant to the Second Lien Security Documents.

                  SECTION 5. Amendments to Section 5.01 (Financial Statements and Other Information). Section 5.01 of the Credit Agreement is hereby amended by deleting clause (h) in its entirety and substituting the following therefor:

                                    (h) in respect of each fiscal month ending
                           on or prior to the earlier of (i) the Transition Date and (ii) March 31, 2003, (A) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of Holdings, a Financial Report for each such month and for the then elapsed portion of the fiscal year and (B) within 45 days after the end of the last fiscal month of each fiscal quarter of Holdings, a Financial Report for such fiscal month and for such fiscal quarter and for the then elapsed portion of the fiscal year.

                  SECTION 6. SECTION 6. Amendment to Section 6.01 (Indebtedness; Certain Equity Securities). Section 6.01 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (xi) of Section 6.01(a) is amended by deleting the text "and" following the semicolon.

                  (b) Clause (xii) of Section 6.01(a) is amended by substituting a semicolon for the period at the end thereof.

                  (c) Section 6.01(a) is further amended by inserting the following new clauses (xiii) and (xiv) after clause (xii):

                                    (xiii) the Second Lien Notes, provided that
                           the Second Lien Notes shall not be Guaranteed by any Subsidiary that has not guaranteed the Obligations; and

                                    (xiv) Indebtedness for borrowed money
                           incurred (1) by the China JV to refinance
                           Indebtedness owed by the China JV to Holdings, the Borrower or any Subsidiary or (2) by the Borrower, which Indebtedness is guaranteed by the China JV in consideration for the cancelation by Holdings, the Borrower or any Subsidiary, as the case may be, of Indebtedness of the China JV owing to Holdings, the Borrower or such Subsidiary, as the case may be, having an aggregate principal amount that is no greater than the aggregate principal amount of the Indebtedness so canceled; provided that (i) the aggregate principal amount of such Indebtedness shall not exceed $100,000,000, (ii) the interest rate payable by the China JV or the Borrower in respect of any such Indebtedness so incurred is less than the interest rate payable by the China JV in respect of the Indebtedness so repaid (in the case of Indebtedness incurred under clause (1) above) or canceled (in the case of Indebtedness incurred under clause (2) above), (iii) such Indebtedness (x) shall not be secured by any Lien other than Liens permitted by Section 6.02(a)(xi), (y) shall not be Guaranteed by any Person other than the China JV and (z) shall not (in the case of Indebtedness incurred pursuant to clause (2) above) mature, and no amortization or principal payment in respect thereof shall be made, prior to the date that is six months after the Tranche D Maturity Date.

                  (d) Section 6.01 is further amended by adding the text "and
(a)(xiii)" after the text "under clause (a)(v)" in Section 6.01(b).

                  SECTION 7. Amendments to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (viii) of Section 6.02(a) is amended by deleting the text "and" following the semicolon.

                  (b) Clause (ix) of Section 6.02(a) is amended by substituting the text ";" for the period at the end of such clause.

                  (c) The following additional clauses are added at the end of
Section 6.02(a):

                                    (x) Liens granted under the Second Lien
                           Security Documents; provided that (A) such Liens secure only obligations in respect of the Second Lien Notes, (B) such Liens do not apply to any asset other than

                           Collateral that is subject to a prior Lien granted under a Security Document and (C) all such Liens and Second Lien Security Documents shall be subject to the terms of the Intercreditor Agreement; and

                                    (xi) Liens on the assets of the China JV
                           securing Indebtedness permitted under clause (xiv) of
                           Section 6.01(a).

                  (d) Section 6.02 is further amended by substituting the text "Pledge Agreement and the Second Lien Documents and Permitted Encumbrances" for the text "Pledge Agreement and Permitted Encumbrances" in Section 6.02(b).

                  SECTION 8. Amendment to Section 6.05 (Asset Sales). Clause (a) of Section 6.05 of the Credit Agreement is hereby amended to add, after the words "in the ordinary course of business", the words ", Restructuring Liquidation Sales".

                  SECTION 9. SECTION 9. Amendment to Section 6.08 (Restricted Payments; Certain Payments of Indebtedness). Section 6.08(b) of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and substituting the following therefor:

                                    (v) payments on account of the redemption of
                           Second Lien Notes with not more than 25% of the aggregate net proceeds of one or more issuances of equity securities of Holdings, provided that (A) after giving effect to such redemption, no Default or Event of Default shall have occurred and be continuing, (B) not more than 35% of the original aggregate principal amount of the Second Lien Notes is redeemed and (C) any such redemption shall be made within 90 days of such equity issuance and otherwise in compliance with the provisions of the Second Lien
                           Note Indenture.

                  SECTION 10. Amendments to Section 6.11 (Amendments of Material Documents). Section 6.11(a) of the Credit Agreement is hereby amended by substituting a comma for the word "or" at the end of clause (iii) thereof and adding the following at the end thereof: "or (v) except for amendments to the Second Lien Security Documents permitted by the Intercreditor Agreement, any Second Lien Document."

                  SECTION 11. Amendment to Section 6.12 (Interest Expense Coverage Ratio). Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                    SECTION 6.12. Interest Expense Coverage
                           Ratio. (a) The Borrower will not permit the ratio of
                           (i) Consolidated EBITDA (plus, without duplication, any Supplemental Interest deducted in calculating Consolidated EBITDA) to (ii) Consolidated Cash Interest Expense (excluding any Supplemental Interest otherwise included therein) (the "Interest Expense Coverage Ratio"), in each case for any period of four consecutive fiscal quarters ending on any date during any period set forth below, to be less than the ratio set forth below opposite such period:

                       Period                                     Ratio
                       ------                                     -----
     January 1, 2004 to and including December 31, 2004        2.00 to 1.00
     January 1, 2005 to and including July 1, 2005             2.25 to 1.00
     July 2, 2005 to and including December 31, 2005           2.50 to 1.00
     January 1, 2006 to and including June 30, 2006            2.75 to 1.00
     July 1, 2006 and thereafter                               3.00 to 1.00

                  (b) For purposes of calculating the Interest Expense Coverage Ratio under clause (a) of this Section 6.12, Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings (i) ended March 31, 2004 shall be deemed to be equal to Consolidated EBITDA for the fiscal quarter then ended multiplied by 4, (ii) ended June 30, 2004 shall be deemed to be equal to Consolidated EBITDA for the two consecutive fiscal quarters then ended multiplied by 2 and (iii) ended September 30, 2004 shall be deemed to be equal to Consolidated EBITDA for the three consecutive fiscal quarters then ended multiplied by 4/3.

                  SECTION 12. Amendment to Section 6.13 (Leverage Ratio).
Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                    SECTION 6.13. Leverage Ratio. (a) The
                           Borrower will not permit the Leverage Ratio as of the end of any fiscal quarter during any period set forth below to exceed the ratio set forth opposite such period:

                         Period                                Ratio
                         ------                                -----
    January 1, 2004 to and including July 2, 2004           5.00 to 1.00
    July 3, 2004 to and including December 31, 2004         4.75 to 1.00
    January 1, 2005 to and including July 1, 2005           4.50 to 1.00
    July 2, 2005 to and including December 31, 2005         4.25 to 1.00
    January 1, 2006 to and including June 30, 2006          4.00 to 1.00
    July 1, 2006 and thereafter                             3.75 to 1.00

                  (b) For purposes of calculating the Leverage Ratio under clause (a) of this Section 6.13, Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings (i) ended March 31, 2004 shall be deemed to be equal to Consolidated EBITDA for the fiscal quarter then ended multiplied by 4, (ii) ended June 30, 2004 shall be deemed to be equal to Consolidated EBITDA for the two consecutive fiscal quarters then ended multiplied by 2 and
(iii) ended September 30, 2004 shall be deemed to be equal to Consolidated EBITDA for the three consecutive fiscal quarters then ended multiplied by 4/3. For purposes of this Section 6.13, the Funded Indebtedness component of the Leverage Ratio shall be calculated excluding any Supplemental Interest otherwise included therein.

                  SECTION 13. SECTION 13. Amendment to Section 6.15 (Minimum Consolidated EBITDA). Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                    SECTION 6.15. Minimum Consolidated EBITDA.
                           The Borrower will not permit Consolidated EBITDA for any period set forth below to be less than the amount set forth opposite such period:

                                              Period                             Amount
                                              ------                             ------
                           June 30, 2001 to and including March 29,          $        0.0
                           2002

                           June 30, 2001 to and including June 28, 2002      $ 35,000,000

                           September 29, 2001 to and including                 80,000,000
                           September 27, 2002

                           January 1, 2002 to and including December         $120,000,000
                           31, 2002

                           March 29, 2002 to and including March 28,         $140,000,000
                           2003

                           June 29, 2002 to and including June 27,           $160,000,000
                           2003

                           September 28, 2002 to and including               $180,000,000
                           September 26, 2003

                           January 1, 2003 to and including December         $200,000,000
                           31, 2003


                  SECTION 14. Amendment to Consultant Arrangement. Section 19 of the waiver, consent and amendment to the Credit Agreement dated as of August 13, 2001, is hereby deleted.

                  SECTION 15. Consent to Amendment of the Leshan JV Agreement. The Lenders hereby consent to the amendment and modification of the Leshan JV Agreement (a) to provide for the construction of a manufacturing facility as more fully described on Exhibit A hereto and (b) to permit the Liens contemplated in Section 6.02(a)(xi).

                  SECTION 16. Amendment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 4:00 p.m., New York City time, on April 17, 2002, an amendment fee in an amount equal to 0.125% of the sum of such Lender's Revolving Commitment and outstanding Term Loans as of the date this Amendment becomes effective (determined after giving effect to all prepayments that are made on such date); provided that such fee shall not be payable unless and until this Amendment becomes effective as provided in Section 18.

                  SECTION 17. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (b) After giving effect to this Amendment, each of the representations and warranties of Holdings and the Borrower set forth in the Loan Documents is true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

                  (c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

                  SECTION 18. Conditions to Effectiveness. This Amendment shall become effective on the date that the Second Lien Notes are issued (which date shall not be later than June 30, 2002), subject to satisfaction of the following conditions on or prior to such date: (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (b) all fees and expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment or the Credit Agreement (and in the case of expenses to be reimbursed, including fees, charges and disbursements of counsel or other advisors, in each case to the extent invoiced in writing to the Borrower at least three Business Days prior to the date that this Amendment becomes effective) shall have been paid or reimbursed, as applicable (including all fees and disbursements of counsel previously invoiced), (c) the Intercreditor Agreement shall be satisfactory in form and substance to the Administrative Agent and shall have been executed and delivered by all parties thereto and shall be in full force and effect, (d) the terms and conditions of the Second Lien Notes and the Second Lien Documents (including but not limited to terms and conditions relating to payment, covenants, events of default, remedies and maturity) shall be reasonably satisfactory to the Administrative Agent and (e) the gross cash proceeds from the Second Lien Notes shall not be less than $250,000,000.

                  SECTION 19. Credit Agreement. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the

Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Loan Document for all purposes.

                  SECTION 20. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 21. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

                  SECTION 22. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 23. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                               ON SEMICONDUCTOR CORPORATION,

                               by

                                   /s/ John T. Kurtzweil
                                  -----------------------------------------
                                  Name:  John T. Kurtzweil
                                  Title: Senior Vice President,
                                         Chief Financial Officer,
                                         and Treasurer

                               SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

                               by

                                   /s/ John T. Kurtzweil
                                  -----------------------------------------
                                  Name:  John T. Kurtzweil
                                  Title: Senior Vice President,
                                         Chief Financial Officer
                                         and Treasurer

                               JPMORGAN CHASE BANK,
                               individually and as administrative agent,

                               by

                                   /s/ Edmond DeForest
                                  -----------------------------------------
                                  Name:  Edmond DeForest
                                  Title: Vice President

                                    SIGNATURE PAGE TO THE AMENDMENT DATED AS OF
                                    APRIL 17, 2002 TO THE CREDIT AGREEMENT AMONG
                                    ON SEMICONDUCTOR CORPORATION, SEMICONDUCTOR
                                    COMPONENTS INDUSTRIES, LLC, THE LENDERS
                                    PARTY THERETO, JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT, COLLATERAL AGENT AND
                                    SYNDICATION AGENT, AND CREDIT LYONNAIS NEW
                                    YORK BRANCH, CREDIT SUISSE FIRST BOSTON AND
                                    LEHMAN COMMERCIAL PAPER INC., AS
                                    CO-DOCUMENTATION AGENTS.

                                    BEAR, STEARNS & CO. INC.


                                    by
                                           /s/ Alan J. Mintz
                                         ------------------------------------
                                         Name:  Alan J. Mintz
                                         Title: Senior Managing Director




         [Signature pages for all Lenders follow in original document]

                                    Exhibit A


         The China JV proposes to construct a new manufacturing facility in Leshan, China consisting of a multi-phased submicron capable wafer fab (the "New Leshan Facility"). The New Leshan Facility will be constructed on real property currently owned by the China JV that is adjacent to the China JV's existing facilities. The approximate cost of the first phase of the construction of the New Leshan Facility, which is currently scheduled to begin in August of 2002, is approximately $20 million. The cost and precise timing of future phases will depend on market conditions, but it is currently expected that future phases would commence in late 2003 and that the New Leshan Facility would be completed in 2006 at an aggregate cost of approximately $350 million.

         The following amendments to the Leshan JV agreement, among others, may be required in order to construct the New Leshan Facility:

         - revise the scope of operations of the Leshan JV to include New Leshan Facility;

         -        increase the total authorized investment by $350 million; and

         -        increase the registered capital by $70 million.

         Any investment in the Leshan JV by Holdings, the Borrower or any other Subsidiary remains subject to the terms of the Credit Agreement.

ON SEMICONDUCTOR, INC.                                             Schedule 5.01
SCHEDULE OF REPORTING REQUIREMENTS

 LISTING OF ITEMS REQUIRED                                   DESCRIBED IN CFO LETTER            FINANCIAL SCHEDULE
 -------------------------                                   -----------------------            ------------------
                                                        ANNUAL    QUARTERLY     MONTHLY    ANNUAL    QUARTERLY    MONTHLY
                                                        ------    ---------     -------    ------    ---------    -------
   1)  CFO Letter describing current
       state of company performance                                                          X          X            X

   2)  Budget by Quarter

          -  Income Statement /
             Balance Sheet /
             Statement of Cash Flow                                                          X

   3)  Audited Financial Statements

          -  Income Statement /
             Balance Sheet /
             Statement of Cash Flow (Form 10K)                                               X
          -  Statement of Stockholders'
             Equity (Form 10K)                                                               X
          -  Footnotes (Form 10K)                                                            X

   4)  Unaudited Financial Statements

          -  Income Statement /
             Balance Sheet /
             Statement of Cash Flow (Form 10Q)                                               X          X
          -  Income Statement /
             Balance Sheet /
             Statement of Cash Flow
             (variance to Budget)                                                            X          X
          -  Income Statement /
             Balance Sheet /
             Statement of Cash Flow
             (in the form of Budget)                                                                    X
          -  Statement of Stockholders'
             Equity (Form 10Q)                                                                          X
          -  Footnotes (Form 10Q)                                                                                    X

   5)  Explanation for any Budget
       variance of greater than 10%
       versus actual performance                         X          X

   6)  Revenue by Product Line

          -  Analog, ECL, Logic, Discreet, TMOS                                              X          X

   7)  Key Balance Sheet Metrics

          -  Days Sales Outstanding,
             Days Payables Outstanding                                                       X          X            X
          -  Days Inventory on Hand                                                          X          X
          -  Explanation for any non-
             ordinary course inventory
             write-downs                                 X          X

   8)  Financial Covenant Calculations
       (as applicable) with full
       build up as per credit agreement
       definitions, noting any
       variance from public filings.

          -  EBITDA Calculation (through 4Q03)                                               X          X
          -  Minimum Cash Balance                                                            X          X            X
          -  Capital Expenditures                                                            X          X
          -  Leverage Ratio                                                                  X          X
          -  Coverage Ratio                                                                  X          X

   9)  Rolling 6-Month Monthly Cash
       Forecast (as applicable)
          -  In sufficient detail to describe
             key sources and uses of cash                                                    X          X

   10) High-Level Explanation of overall status
       of restructuring Initiatives                      X          X            X